                                                                      EXHIBIT(S)


                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Philip J. Collora, Bruce H. Goldfarb, Robert W. Helm, and William J. Kotapish his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him in his name, place, and stead, in any and all capacities, to sign the Registration Statement applicable to the Kemper High Income Trust and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                                                  /s/ MARK S. CASADY

                                          --------------------------------------

                                                Mark S. Casady, President



Dated: February 12, 1999



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

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Philip J. Collora, Bruce H. Goldfarb, Robert W. Helm, and William J. Kotapish his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him in his name, place, and stead, in any and all capacities, to sign the Registration Statement applicable to the Kemper High Income Trust and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                                                   /s/ DANIEL PIERCE

                                          --------------------------------------

                                           Daniel Pierce, Chairman and Trustee



Dated: February 12, 1999





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

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Philip J. Collora, Bruce H. Goldfarb, Robert W. Helm, and William J. Kotapish his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him in his name, place, and stead, in any and all capacities, to sign the Registration Statement applicable to the Kemper High Income Trust and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                                          /s/ JAMES E. AKINS

                                          --------------------------------------
                                          James E. Akins, Trustee


Dated: February 12, 1999


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

                                   POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Philip J. Collora, Bruce H. Goldfarb, Robert W. Helm, and William J. Kotapish his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him in his name, place, and stead, in any and all capacities, to sign the Registration Statement applicable to the Kemper High Income Trust and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                                          /s/ ARTHUR R. GOTTSCHALK

                                          --------------------------------------
                                          Arthur R. Gottschalk, Trustee


Dated: February 12, 1999


      ---------------------------------------

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Philip J. Collora, Bruce H. Goldfarb, Robert W. Helm, and William J. Kotapish his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him in his name, place, and stead, in any and all capacities, to sign the Registration Statement applicable to the Kemper High Income Trust and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                                          /s/ FREDERICK T. KELSEY


                                  ----------------------------------------------

                                          Frederick T. Kelsey, Trustee



Dated:February 12, 1999


      ------------------------------------------

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Philip J. Collora, Bruce H. Goldfarb, Robert W. Helm, and William J. Kotapish his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him in his name, place, and stead, in any and all capacities, to sign the Registration Statement applicable to the Kemper High Income Trust and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                                          /s/ FRED B. RENWICK


                                          --------------------------------------
                                          Fred B. Renwick, Trustee


Dated: February 12, 1999


      ------------------------------------------

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Philip J. Collora, Bruce H. Goldfarb, Robert W. Helm, and William J. Kotapish his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him in his name, place, and stead, in any and all capacities, to sign the Registration Statement applicable to the Kemper High Income Trust and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                                          /s/ JOHN B. TINGLEFF

                                          --------------------------------------
                                          John B. Tingleff, Trustee


Dated: February 12, 1999


      ------------------------------------------

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Philip J. Collora, Bruce H. Goldfarb, Robert W. Helm, and William J. Kotapish his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him in his name, place, and stead, in any and all capacities, to sign the Registration Statement applicable to the Kemper High Income Trust and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                                          /s/ THOMAS W. LITTAUER

                                          --------------------------------------
                                          Thomas W. Littauer, Trustee


Dated: February 12, 1999

----------------------------

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Philip J. Collora, Bruce H. Goldfarb, Robert W. Helm, and William J. Kotapish his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him in his name, place, and stead, in any and all capacities, to sign the Registration Statement applicable to the Kemper High Income Trust and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                                          /s/ JOHN G. WEITHERS
                                          --------------------------------------

                                          John G. Weithers, Trustee


Dated: February 12, 1999


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

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Philip J. Collora, Bruce H. Goldfarb, Robert W. Helm, and William J. Kotapish his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him in his name, place, and stead, in any and all capacities, to sign the Registration Statement applicable to the Kemper High Income Trust and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                                          /s/ JOHN R. HEBBLE
                                          --------------------------------------


                                          John R. Hebble, Treasurer



Dated: February 12, 1999


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